CONTEXT CAPITAL FUNDS (THE “TRUST”)

Supplement dated August 5, 2016, to the Statement of Additional Information dated May 1, 2016

On July 31, 2016, Foreside Financial Group, LLC acquired Beacon Hill Fund Services, Inc. (“Beacon Hill”) and Foreside Management Services, LLC assumed the role of Beacon Hill as the provider of compliance services, financial controls services and business management and governance services to the Trust. Accordingly, all references to Beacon Hill in this Statement of Additional Information are replaced with “Foreside Management Services, LLC.”

This Supplement provides information a prospective investor ought to know before investing and should be retained for future reference.